UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12,  2019

Genesis Healthcare, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33459	20-3934755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

101 East State Street Kennett Square, PA	19348
(Address of Principal Executive Offices)	(Zip Code)

(610) 444-6350

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	GEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

2018 Compensation

As reported in the definitive proxy statement on Schedule 14A (the “Proxy Statement”) relating to the 2019 Annual Meeting of Stockholders of Genesis Healthcare, Inc. (the “Company”) filed with the Securities and Exchange Commission on April 26, 2019, the Named Executive Officers of the Company were eligible to receive cash bonuses based upon the achievement of certain objectives under the Company’s 2018 Incentive Compensation Plan (the “2018 ICP”).  As reported in the Proxy Statement, certain criteria under the 2018 ICP, including the availability of cash to pay any bonuses, remained under consideration and as a result the Compensation Committee of the Company’s Board of Directors had been unable to make a final determination regarding the payment of bonuses under the 2018 ICP.

On December 12, 2019, as approved by the Compensation Committee, the Company determined that the remaining criteria under the 2018 ICP had been achieved and calculated the amount of the cash bonuses that were earned under the 2018 ICP.  Set forth below are the amounts of the bonuses under the 2018 ICP and the total compensation for fiscal year 2018, as recalculated to include the cash bonus earned pursuant to the 2018 ICP, for each Named Executive Officer of the Company reported in the Summary Compensation Table on page 26 of the Proxy Statement.

Named Executive Officer	Year	Non-Equity Incentive Plan Compensation ($)	Total Compensation ($)
George V. Hager, Jr.	2018	540,010	2,767,888
Thomas DiVittorio	2018	126,000	1,185,442
Paul Bach	2018	126,000	1,185,442
JoAnne Reifsnyder	2018	102,000	917,064
Michael Sherman	2018	129,200	858,944

CEO Pay Ratio Disclosure

The Proxy Statement included certain pay-ratio information regarding the annual total compensation of the Company’s Chief Executive Officer, Mr. Hager, and the annual total compensation of our median employee for 2018.  The information included in the Proxy Statement was based upon the total annual compensation of Mr. Hager for 2018 as reflected in the Summary Compensation Table included in the Proxy Statement.   Below is updated pay-ratio information that has been recalculated to include the payment of the 2018 ICP bonus as described above:

CEO Annual Total Compensation	$ 2,767,888
Median Employee Annual Total Compensation	$ 31,099
CEO to Median Employee Pay Ratio	89:1

Reference is hereby made to the “CEO Pay Ratio” disclosure on page 31 of the Proxy Statement for additional information about the 2018 CEO pay ratio and how it was calculated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2019

Date: December 17, 2019	GENESIS HEALTHCARE, INC.
By: /s/ Michael S. Sherman
Michael S. Sherman Senior Vice President, General Counsel, Secretary and Assistant Treasurer

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